Exhibit 99.1

Welcome Investors March 2022 Welcome Investors March 2023

Forward Looking Statements 2 Certain statements in this presentation may be considered “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward - looking statements generally relate to future events or the Comp any’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “antici pat e,” “believe,” “predict,” or similar words. These forward - looking statements are based upon assumptions made by the Company as of the date hereof and are sub ject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such fo rward - looking statements. These forward - looking statements include, among other things, statements regarding: the Company’s prospects, anticipated advanta ges the Company expects to realize from its acquisition strategies, the Company’s financial performance, targets, goals, and metrics, the Com pan y’s revenue, gross margin and operating margin targets, participation in multiple markets, its engineering and product development resources, the benef its of the Company’s product development business (including its margin and customer relationship), the Company’s business opportunities and compe tit ive advantages, the Company’s growth potential and strategies for growth, and statements about customer and industry demand. Investors are cautioned that such forward - looking statements are not guarantees of future performance and involve risks and unce rtainties, including without limitation risks associated with the identification of suitable acquisition candidates and the successful, efficient exe cution of acquisition transactions and integration of any such acquisition candidates, economic conditions that affect sales of the products of the Company’s cu sto mers, adverse changes in general economic and geopolitical conditions, including, without limitation, global supply chain disruptions, labor cost incr eas es and inflation, the ongoing conflict between Russia and Ukraine and the adverse effect such conflict has or may have on our business and results of opera tio ns, the ability of the Company to obtain new customers, the ability of the Company to fulfill its obligations on long - term contracts and to retain curr ent customers, the ability of the Company to maintain and grow its current margins, the ability of the Company to achieve its revenue, gross margin and ope rat ing margin targets, the Company’s ability to adapt to changing market needs and other factors as well as other risks and uncertainties that are detai led in the documents filed by the Company with the Securities and Exchange Commission (“SEC”). Accordingly, actual results may differ materially. The risks an d uncertainties included above are not exhaustive. Readers are referred to the documents filed by the Company with the SEC, specifically the last repo rts on Forms 10 - K and 10 - Q. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statem ent to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Use of Non - GAAP Financial Measures This presentation includes non - generally accepted accounting principles (“GAAP”) performance measures. The Company uses these no n - GAAP financial measures to facilitate management's financial and operational decision - making, including evaluation of the Company’s historical operating results. The Company’s management believes these non - GAAP measures are useful in evaluating the Company’s operating performance and are simil ar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other i nte rested parties in analyzing operating performance and prospects. These non - GAAP financial measures reflect an additional way of viewing aspects of the Compa ny's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete u nde rstanding of factors and trends affecting the Company’s business. By providing these non - GAAP measures, the Company’s management intends to provide i nvestors with a meaningful, consistent comparison of the Company’s performance for the periods presented. These non - GAAP financial measures shou ld be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's definition o f t hese non - GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same indus try .

Who We Are UFP Technologies is a designer and custom manufacturer of comprehensive solutions for medical devices, sterile packaging, and other highly engineered custom products. 3 Ticker: UFPT Headquarters: Newburyport, MA Annual Revenue: ~$353 million 3,000+ Employees/ Temps Established: 1963 14 Manufacturing Facilities Key Stats: 5 Design R&D Centers Market Cap: ~$894 million 1 Share Count: ~7.6 million 1 1. As of 2/20/2023

We help our customers develop, improve, manufacture, or protect their products through: 4 Design & engineering capabilities Materials expertise Strategic locations Precision manufacturing Shaping Innovation

Our Process Innovative process from design and engineering to manufacturing and delivery 5

Product Development Business 6 We bring deep experience in flexible material - based device manufacturing, from components and packaging, to final device assembly High Margin Added Expertise Stronger Customer Relationships Long Term Manufacturing 1 2 3 4 BENEFITS

Primary Focus Areas 85% 15% • Automotive • Aerospace & Defense • Industrial / Other Single use and single patient, polymer based medical devices and sterile packaging. Custom engineered components and protective solutions incorporating highly specialized materials for: 7

MedTech 8 1. Fortune Business Insights - $489 billion as of 2021. 5.5% CAGR for a forecast period of 2022 - 2029. 2. Medical Design & Outsourcing Revenue Breakdown By Segment $489 billion, 5.5% CAGR 1 Global Medical Device Market Customers include 25 of the top 30 largest medical device manufacturers in the world 2 Applications Expertise • Robotic Surgery Drapes • Orthopedic Sterile Packaging • Catheter & Guidewire Sterile Packaging • IV Port Cleaners • Surgical Site Preparation • Minimally Invasive Surgery Ports • Negative Pressure Wound Therapy • MedSurg Beds

MedTech Portfolio Robotic Drapes Revascularization Device Needleless Injection Port Cleaner MedSurg Bed Negative Pressure Wound Therapy Compression Device 9

Advanced Components 10 INDUSTRIAL AUTOMOTIVE AEROSPACE & DEFENSE Highly engineered components and packaging used in targeted large and growing niches Our products are present on many of the world’s leading brands including GM, Ford, Mercedes, Tesla, Boeing and Lockheed Martin UFP Differentiation Precision molding Innovative design engineering Material expertise Complex laminated composites Dedicated in house tooling & equipment manufacturing AS9100 certified Strategic manufacturing locations 1 2 3 4 5 6 7

Advanced Components Product Portfolio Military Gear Protective Helmets Law Enforcement Protective Cases Automotive Interior Trim 11

Growth Strategy 12 Internal Growth: Market To Our Sweet Spot Strategic Acquisitions TWO - PRONGED

13 Organic Growth Opportunity Focus on high growth niche segments (MedTech – approximately 85% of revenue and growing) » Single - use, single - patient » Customer funded development Market to our sweet spot and differentiated capabilities » Leverage technology differentiation » Engineering resources » Exclusive access to specialty materials » Scale (footprint, clean room manufacturing) Expand business with existing customers » Offer complementary products and services » Additional value - add services

14 Acquisition Growth Opportunity Continue to Focus on Higher - Growth, Higher - Margin Medical Opportunities that Create Value » Become more valuable to our customers » Strategic focus – new capability, geography, market penetration, materials, products » Add scale / market share » Look for synergistic opportunities » Cultural fit Goal is for acquisitions to be accretive within the first year. Experienced and disciplined management team with 14 acquisitions completed

International Footprint 15 Galway, Ireland » Cleanroom manufacturing » Catheter & guidewire dispensers » Finished devices Tijuana, Mexico » Cleanroom manufacturing » MedSurg mattresses » Catheter & guidewire dispensers Costa Rica » Cleanroom manufacturing » Catheter & guidewire dispensers » Finished devices Dominican Republic » Robotic surgery drapes » Equipment drapes » Fluid warming basins New Locations

Why Invest? 16 Significant market growth opportunities Barriers to entry Strong customer relationships Experienced management team Proven growth strategy Attractive financial metrics

17 Significant Market Growth Opportunities » Medical device development » Medical device manufacturing » Medical components » Medical packaging Addressable market is growing Universe of specialty materials growing

Barriers To Entry » Advanced systems (extensive quality certifications) » In addition to existing equipment, engineers will design product specific innovations in order to meet customer needs Systems » In - house custom equipment manufacturing capabilities Custom Equipment » 20 patents relating to foam, packaging, tool control, radio frequency welding, automotive super - forming processes, and other products Intellectual Property » Global footprint – competition is generally smaller companies that have limited resources and access to materials Scale » Veteran engineering team for product design and development; more than 90 members of the engineering group Engineering Resources » Offers broad array of materials to meet customer needs » Almost 60 years in business and strong supplier relationships » Exclusive access to several specialty medical grade materials Greater Access to Materials 18

Management Team 19 Chris Litterio SVP, Human Resources & General Counsel Former Managing Partner and head of employment law at a major Boston law firm; 5 - years at the company Steve Cardin VP & COO, MedTech 27 years in the medical device industry; 3 - years at the company Jason Holt CCO, MedTech / VP & GM, Advanced Components Former VP & GM at ITW; 4 - years at the company R. Jeffrey Bailly Chairman, CEO & President 34 - year history at the company Ronald Lataille CFO, Sr. VP & Treasurer 25 - year history at the company Mitchell Rock President, MedTech 29 - year history at the company.

Proven Growth Strategy 20 Creating Shareholder Value

Financial Targets 21

Financial Targets 22 3 to 5 Year Financial Targets 10 - 15% Revenue Growth 27 - 30% Gross Margin 12 - 15% Operating Margin

10% to 15% Targeted Revenue Growth Internal Growth + Acquisitions $0 $50 $100 $150 $200 $250 $300 $350 $400 2017 2018 2019 2020 2021 2022 23 Revenue

Gross Margin Target – 27% to 30% Operating Leverage from Mix Shift + Acquisition synergies + Efficiencies 24 Gross Profit Margin 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2017 2018 2019 2020 2021 2022 Target: 27 - 30%

Operating Margin Target - 12% to 15% Operating leverage from mix shift + acquisition synergies + efficiencies 25 Adjusted* Operating Margin -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 2017 2018 2019 2020 2021 2022 Target: 12 - 15% *See non - GAAP reconciliation on slide 29

Growing Book Value 26 $1.10 $1.26 $1.93 $2.63 $1.77 $2.09 $5.45 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 $30.00 2016 2017 2018 2019 2020 2021 2022 * EPS Book Value / Share Book Value EPS

UFP Historical Stock Performance 20 Years 27 *Measured as the percent increase from December 31, 2002 through December 31, 2022. Ϭ й ϭϭϬϬ й ϮϮϬϬ й ϯϯϬϬ й ϰϰϬϬ й ϱϱϬϬ й ϲϲϬϬ й ϳϳϬϬ й ϴϴϬϬ й ϵϵϬϬ й ϭϭϬϬϬ й ĞĐ Ͳ ϬϮ ĞĐ Ͳ Ϭϰ ĞĐ Ͳ Ϭϲ ĞĐ Ͳ Ϭϴ ĞĐ Ͳ ϭϬ ĞĐ Ͳ ϭϮ ĞĐ Ͳ ϭϰ ĞĐ Ͳ ϭϲ ĞĐ Ͳ ϭϴ ĞĐ Ͳ ϮϬ ĞĐ Ͳ ϮϮ h&WdĞĐŚŶŽůŽŐŝĞƐ/ŶĐ ; h&Wd Ϳ WƌŝĐĞ й ŚĂŶŐĞ ZƵƐƐĞůů ϮϬϬϬ ; Δ Zhd Ϳ >ĞǀĞů й ŚĂŶŐĞ ^ Θ W ϱϬϬ ; Δ ^Wy Ϳ >ĞǀĞů й ŚĂŶŐĞ ϯϲϬ й ϯϲϬ й ϭϭ ͕ ϰϱϴ й

R. Jeffrey Bailly Chairman, CEO & President Newburyport, Massachusetts Ronald Lataille CFO, Sr. VP & Treasurer Newburyport, Massachusetts UFP Technologies 100 Hale St. Newburyport, MA 01950 978 - 352 - 2200 investorinfo@ufpt.com www.ufpt.com

Appendix Reconciliation of Non - GAAP Results (in Millions) 2017 2018 2019 2020 2021 2022 Revenue, As Reported $ 147.8 $ 190.5 $ 198.4 $ 179.4 $ 206.3 $ 354.0 Operating Income, as reported 11.7 19.6 24.7 16.7 21.2 55.4 Add: Acquisition/ Restructuring related Costs 0.1 1.1 - - 0.4 1.0 Add earnout fair value adjustment - - - - - 9.8 Less: Material overcharge Settlement (0.1) (0.1) - - - - Less: Gain or Add: Loss on Sale of fixed assets - - - 0.5 0 (6.1) Less: Sale of MFT (15.6) Adjusted Operating Income $ 11.7 $ 20.6 $ 24.7 $ 17.2 $ 21.6 $ 44.5 Adjusted Operating Margin 7.9% 10.8% 12.4% 9.6% 10.5% 12.6% 29